UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2025

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 East Broad Street, 2nd Floor Hopewell, New Jersey	08425
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (808) 209-7887

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2025, Apimeds Pharmaceuticals US, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 3,375,000 shares of common stock, par value $0.01 per share (“Common Stock”), at a price of $4.00 per share, generating gross proceeds to the Company of $13.5 million before deducting underwriting discounts and offering expenses. The Company’s Registration Statement on Form S-1 (File No. 333-282324) for the IPO (the “Registration Statement”), originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 25, 2024, as amended, was declared effective by the Commission on February 11, 2025. A post-effective amendment to the Registration Statement was filed with the Commission and declared effective on May 5, 2025.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated May 8, 2025, between the Company and D. Boral Capital LLC, as representative of the underwriters named therein, attached hereto as Exhibit 1.1 and incorporated herein by reference; and

●	Representative’s Warrants to purchase an aggregate of 168,750 shares of Common Stock, each dated May 12, 2025, to D. Boral Capital LLC and its designees, the form of which is attached as Exhibit 4.1 hereto, and incorporated herein by reference;

In connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the IPO, three convertible promissory notes (as amended, the “Notes”) automatically converted into shares of Common Stock. Pursuant to the terms of the Notes, all outstanding accrued and unpaid interest owed under the Notes was to convert into Common Stock simultaneously with the consummation of an offering of Common Stock resulting in the listing of the Common Stock on the NYSE American, or other national securities exchange. An aggregate of $772,545 of outstanding principal and accrued interest under the Notes was converted to Common Stock, resulting in the issuance of an aggregate of 297,133 shares of Common Stock, based on a conversion price of $2.60 per share, as set forth in the Notes. The shares of Common Stock issued in connection with the conversion are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On May 8, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on May 8, 2025. On May 12, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 8, 2025, between the Company and D. Boral Capital LLC
4.1	Form of Representative’s Warrants, dated May 12, 2025
10.1	Form of Indemnification Agreement
99.1	Press Release, dated May 8, 2025
99.2	Press Release, dated May 12, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: May 12, 2025	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer

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